UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 - April 30, 2021

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CONVERTIBLE AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2021

DEAR SHAREHOLDER

Tracy V. Maitland

President and Chief Executive Officer

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the six months ended April 30, 2021.

The recovery from the COVID-19 outbreak has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. However, certain travel restrictions, quarantines and other measures remain in place, adversely impacting local and global economies. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may continue and materially impact the Fund and its assets.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2021, Advent managed more than $11 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2021, the Fund generated a total return based on market price of 40.83% and a total return of 31.87% based on NAV. As of April 30, 2021, the Fund’s market price of $18.41 represented a discount of 9.89% to NAV of $20.43.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2021

The Fund paid a distribution each month of the semi-annual period. The most recent monthly distribution of $0.1172, paid on April 30, 2021, represents an annualized distribution rate of 7.64% based upon the last closing market price of $18.41 on April 30, 2021.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Questions and Answers on page 5 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 80 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the
Advent Convertible and Income Fund
May 31, 2021

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2021

The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of Advent Convertible and Income Fund (the “Fund” or “AVK”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the six months ended April 30, 2021.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as options purchased and written, forward foreign currency exchange contracts, futures contracts and swap agreements.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss Advent’s investment approach.

Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S. dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last six months.

The U.S. economy accelerated in its recovery from the COVID pandemic during the six months ended April 30, 2021. Despite surging virus cases during the winter, the death rate declined and the level of lockdowns needed were far fewer as better preparation and the mix of the infected shifted toward those with fewer comorbidities. November started a slew of positive events with encouraging COVID vaccine trial results which has led to approval and robust distribution rates as 2021 has progressed. U.S. GDP rose 4.3% in the fourth calendar quarter of 2020 and was reported preliminarily to have risen 6.4% in the first quarter. GDP is likely to reach its pre-pandemic highs by mid-2021. Corporate earnings estimates have been on sharp moves upwards with a strong mix of results beating estimates in the January and April 2021 reporting periods. Equity markets reacted with further gains that put the panic-selling of March 2020 far into the rear view mirror. Foreign markets had mixed levels of attaining old highs, and the U.S. indices have continued to be by far the best performing major world equity market.

The economy has been so strong that many industries have been caught short by the slope of the restart, which has led to shortages developing in various supply chains ranging from commodities to electronics to rental cars. Interest rates and inflation figures have reacted to the upside, which has then spurred speculation of early tightening of monetary policy on the part of the U.S. Federal Reserve (the “Fed”), though bank officials have been mostly dismissive of any early discussions of reducing stimulative bond purchases. Nonetheless, the rise in interest rates has had strong impacts on valuations of growth sectors and small-capitalization stocks relative to large-capitalization ones, taking many down late in the six-month period. Greater inflation (along with continued Fed stimulus) has continued to affect the U.S. dollar, which grinded lower in the six months except for a brief period in March when the European Central Bank accelerated its own bond purchase program.

How did the Fund perform in this environment?

All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2021, the Fund generated a total return based on market price of 40.83% and a total return of 31.87% based on NAV. As of April 30, 2021, the Fund’s market price of $18.41 represented a discount of 9.89% to NAV of $20.43.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

As of October 31, 2020, the Fund’s market price of $13.62 represented a discount of 15.19% to NAV of $16.06.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

How did other markets perform in this environment for the six-month period ended April 30, 2021?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	-1.52%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	27.33%
ICE BofA Merrill Lynch U.S. High Yield Index	8.12%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	12.76%
Standard & Poor’s 500 (“S&P 500”) Index	28.84%

What contributed to performance?

Most corporate security markets performed well in the six months ended April 30, 2021. Equity markets surged throughout most of the period after positive COVID vaccine development news in November followed by approval and a reasonably well-executed distribution process in the U.S. into the spring. Cyclical sectors began outperforming as investors anticipated a sustained economic rebound. Growth sectors also advanced with investors continuing to bid up risk assets. U.S. and global equities performed similarly, but U.S. equities did better later in the period as accelerating vaccinations provided a shield to more COVID cases in the U.S. and the lack of such failed to prevent more outbreaks in some foreign nations. Overall perceptions of rising global growth began to weigh on interest rates as government bonds fell on fears of accelerating inflation and eventual declines in central bank purchases. The five-year U.S. Treasury note, which has a duration most closely matching the high-yield bond universe, rose in yield from 0.39% at October 2020 to 0.85% at April 2021. The high-yield bond markets still gained despite rising risk-free rates as the spread of the ICE BofA U.S. High Yield Index fell from 525 basis points to 328 basis points. One basis point is equal to 0.01%.

With equities rising and corporate spreads falling, convertibles had much fuel to continue rising as the ICE BofA U.S. Convertible index surged over 27% in the six months ended April 30, 2021. Volatility remained high despite rising equities as markets remained uncertain about election outcomes and the pace of recovery. Certain growth sectors and even specific issuers in the convertible market performed much better than the general S&P 500 equity index. This led the convertible index to perform similarly to the equity market despite a convertible index calculated delta, or percentage participation per move of the underlying equity, far below 100%. In fact, performance for the convertible index was well ahead of the S&P 500 Index through February (a 4-month calculation) before a correction in growth sectors in March and April led to the similar finish.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

Please discuss the Fund’s distributions.

The Fund paid a distribution each month of the semi-annual period. The most recent monthly distribution of $0.1172, paid on April 30, 2021, represents an annualized distribution rate of 7.64% based upon the last closing market price of $18.41 on April 30, 2021.

A final determination of the tax character of distributions paid by the Fund in 2021 will be reported to shareholders in January 2022 on form 1099-DIV.

Payable Date	Amount
November 30, 2020	$0.1172
December 31, 2020	$0.1172
January 29, 2021	$0.1172
February 26, 2021	$0.1172
March 31, 2021	$0.1172
April 30, 2021	$0.1172
Total	$0.7032

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(h) on page 47 for more information on distributions for the period.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund had $324 million in leverage outstanding as of April 30, 2021, approximately 31% of the Fund’s total managed assets; $168 million is in the form of a margin loan with Société Générale, and $156 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have tranches that expire at various times from December 2022 to December 2025, and both have a

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

floating tranche that varies with 3-month London Interbank Offered Rates (“LIBOR”). The average interest rate of the combined lines at April 30, 2021 was 2.89%, a decline from the 3.14% discussed in the 2020 annual report. The decline is due to the maturity of a fixed-rate swap in December 2020 most of which was renewed into new fixed-rate swaps at lower rates. The interest rate formula will automatically switch to an alternative if LIBOR becomes unavailable or the parties elect to opt-in early.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was above the cost of leverage for the six months ended April 30, 2021. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, the Fund’s leverage was beneficial to shareholders for the fiscal period given the strong security returns in the portfolio. The Fund’s leverage has dropped from 37% at October 2020 to 31% at April 2021 due to the Fund’s NAV gains while leverage in dollars has stayed unchanged.

What was the impact of the Fund’s covered call strategy?

The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing the contracts. The CBOE VIX Volatility Index, or “VIX” for its ticker, which averaged 27.5 during 2020, drifted lower during the six-month period and closed April at 18.6. Although volatility has been higher since spring 2020 than most periods in the previous five years, this is due to a record level of variance and forecasting error of U.S. and global GDP growth. The Adviser expects forecasting changes to continue as the global economy navigates the resumption of normal economic activity, many sectors experience shortages of raw materials supply, and investors contemplate central bank reductions of monetary stimulus. Given the tremendous changes in equity prices in recent periods, the Fund has focused on benefitting from volatility of equity prices through ownership of convertible securities and equities and minimizing the use of writing options which may hold back returns should equities rise past strike prices. The Adviser will continue to judge individual equity positions and the income possible from writing options based on the stock-specific volatility in coming to an optimal solution.

How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2021, and what did this mean for performance?

On April 30, 2021, the Fund’s total investments were invested approximately 59.1% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.7% in corporate bonds; 10.7% in equities; 2.3% in cash and cash equivalents; and 0.2% in senior floating rate interests.

On October 31, 2020, the Fund’s total investments were invested approximately 60.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 30.3% in corporate bonds; 4.7% in equities; 4.4% in cash and cash equivalents; and 0.3% in senior floating rate interests.

The changes in asset allocation for the six months ended April 30, 2021 are chiefly in an increase in equity holdings. This reflects the Adviser’s appraisal of investment opportunities in more cyclical sectors benefitting from global economic acceleration as COVID vaccinations proliferate. The

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

convertible securities markets have fewer issuers in many cyclical sectors, and many issuers do not have the asymmetry characteristics the Adviser favors as providing upside participation while still having downside protection. As a result, opportunities in cyclical segments were sourced in the equity markets. The fall in corporate bonds is partly due to higher equity allocations but also the higher performance in convertible and equity markets which has diluted the relative market value of the high-yield holdings. As yields fell in the high-yield markets over 2 percentage points in the period, the income available in this segment has fallen closer to the Fund’s borrowing costs and made larger allocations unattractive.

International investments went from 18.0% at October 2020 to 17.3% ending April 2021. The Fund’s exposure to foreign issuers remained relatively constant in the first half of the 2021 fiscal year. Despite greater performance in the U.S. convertible securities market versus foreign, issuance of foreign convertible securities kept up with the blistering pace happening in U.S. markets which afforded the Fund more opportunities to invest in par-issued convertibles which have greater asymmetry characteristics than many existing issues and at equity valuations more attractive than for U.S. companies.

Which investments had the greatest effect on the Fund’s performance?

With the correction in valuations of growth sectors later in the six-month period, many of the Fund’s largest gainers were in cyclical segments which advanced throughout the first half. Mandatory convertibles of global steel producer ArcelorMittal S.A. (1.0% of long-term investments at period end) rose as steel prices jumped across the globe amidst strong industrial demand and curtailed supply. The company reinstated its dividend in February, and 2021 earnings estimates rose dramatically during the six months ended April 30, 2021. Convertibles of cruise line operator NCL Corporation Ltd. (0.4% of long-term investments at period end) surged as the stock nearly doubled in the period. COVID vaccine progress led investors to bid up travel sector companies, and although the cruise industry has not yet received authorization from the U.S. Centers for Disease and Control (CDC) to resume sailing, trips have commenced from select countries with more scheduled from some European and Caribbean ports in the summer. Similarly, convertibles in theater operator Cinemark Holdings, Inc. (0.1% of long-term investments at period end) rose as vaccine news developed in the period, and reports in recent weeks suggested Cinemark and peers were benefitting from pent-up demand with a better mix of revenues from premium formats and concessions. Finally, mandatory convertibles of investment manager KKR & Company, Inc. (1.1% of long-term investments at period end) gained with the equity markets, the resurgent mergers and acquisition environment and positive Analyst Day guidance on 2023 & 2024 distributable earnings.

Detractors tended to be concentrated in segments that benefitted from the pandemic and growth companies that fell with rising interest rates later in the reporting period. Solar products maker Enphase Energy, Inc. (0.3% of long-term investments at period end) fell after giving below-consensus guidance for the June quarter in April, citing shortages of semiconductor components used in its inverters. The solar sector also declined after news flow out of the Biden Administration on climate change initiatives dried up near-term. Gene therapy provider Sarepta Therapeutics, Inc. (0.3% of long-

10 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

term investments at period end) fell after a Phase 2 trial for Duchenne’s muscular dystrophy failed to meet its efficacy goals. We added to the position due to other therapies in the pipeline and the prospects for a positive, if delayed, Phase 3 trial in 2022 or 2023. Convertibles of precious metals miner SSR Mining, Inc. (0.1% of long-term investments at period end) fell as prices of its largest segment, gold, fell with rising interest rates. Gold prices often move opposite interest rates as rising rates make financial securities higher-yielding and more attractive. Data software maker Splunk (not held in portfolio at period end) declined after reporting a poor October quarter in December, citing large on-premise contracts that slipped on difficulties with customer budget uncertainties in the pandemic. The Fund exited positions after the company also withdrew its longer-term margin guidance, suggesting issues would take time to resolve.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2021

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.

Refinitiv Global Focus Convertible U.S. Dollar Hedged Index (formerly Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link. A rebranding in 2020 resulted in a change to the name of the benchmark.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2021

Fund Statistics
Share Price	$18.41
Net Asset Value	$20.43
Discount to NAV	-9.89%
Net Assets ($000)	$705,376

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2021
	Six month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Advent Convertible & Income Fund
NAV	31.87%	62.04%	16.09%	13.84%	7.35%
Market	40.83%	62.93%	17.33%	15.60%	7.96%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on Fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.

Portfolio Breakdown	% of Net Assets
Convertible Bonds	69.7%
Corporate Bonds	40.4%
Convertible Preferred Stocks	16.5%
Common Stocks	15.7%
Money Market Fund	3.3%
Senior Floating Rate Interests	0.3%
Total Investments	145.9%
Other Assets & Liabilities, net	(45.9%)
Net Assets	100.0%

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	April 30, 2021

Country Diversification

Country	% of Long-Term Investments
United States	82.7%
Canada	3.3%
Cayman Islands	1.7%
Liberia	1.4%
Netherlands	1.3%
Jersey	1.0%
Luxembourg	1.0%
Bermuda	0.9%
France	0.9%
Ireland	0.8%
Germany	0.6%
Virgin Islands (UK)	0.6%
Japan	0.6%
Israel	0.4%
Spain	0.4%
Switzerland	0.4%
China	0.3%
Italy	0.3%
Marshall Islands	0.2%
Panama	0.2%
Hong Kong	0.2%
United Kingdom	0.1%
Vietnam	0.1%
India	0.1%
Republic of Korea	0.1%
Singapore	0.1%
Australia	0.1%
Mauritius	0.1%
New Zealand	0.1%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2021

Share Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2021

	Shares	Value
COMMON STOCKS† – 15.7%
Consumer, Cyclical – 3.6%
Caesars Entertainment, Inc.*,1	40,000	$ 3,913,600
Marriott International, Inc. — Class A*	25,000	3,713,000
Penn National Gaming, Inc.*,1	40,000	3,564,800
Spirit Airlines, Inc.*,1	95,833	3,432,738
Las Vegas Sands Corp.*	50,000	3,063,000
NIO, Inc. ADR*,1	70,000	2,788,800
Six Flags Entertainment Corp.*,1	50,000	2,349,000
Hanesbrands, Inc.	100,000	2,106,000
Total Consumer, Cyclical		24,930,938

Industrial – 2.6%
Honeywell International, Inc.	25,000	5,576,000
Union Pacific Corp.	20,000	4,441,800
Dover Corp.	25,000	3,729,750
Lockheed Martin Corp.	8,000	3,044,480
Caterpillar, Inc.	7,500	1,710,825
Total Industrial		18,502,855

Financial – 2.2%
Gaming and Leisure Properties, Inc. REIT	76,735	3,567,410
Visa, Inc. — Class A	15,000	3,503,400
Fifth Third Bancorp	75,000	3,040,500
PNC Financial Services Group, Inc.	15,000	2,804,250
Ventas, Inc. REIT	50,000	2,773,000
Total Financial		15,688,560

Energy – 2.1%
Valero Energy Corp.[1]	90,000	6,656,400
ConocoPhillips[1]	90,000	4,602,600
Enphase Energy, Inc.*,1	25,000	3,481,250
Total Energy		14,740,250

Consumer, Non-cyclical – 2.0%
Medtronic plc[1]	45,000	5,891,400
AbbVie, Inc.[1]	30,000	3,345,000
Vertex Pharmaceuticals, Inc.*	15,000	3,273,000
Humana, Inc.	4,000	1,780,960
Total Consumer, Non-cyclical		14,290,360

Technology – 1.8%
DocuSign, Inc.*,1	20,000	4,458,800
Advanced Micro Devices, Inc.*,1	50,000	4,081,000
Lam Research Corp.[1]	5,000	3,102,250

See notes to financial statements.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Shares	Value
COMMON STOCKS† – 15.7% (continued)
Technology – 1.8% (continued)
NVIDIA Corp.	2,000	$ 1,200,760
Total Technology		12,842,810

Basic Materials – 1.4%
Alcoa Corp.*,1	100,000	3,664,000
LyondellBasell Industries N.V.[1]	30,000	3,112,200
Dow, Inc.[1]	45,000	2,812,500
Total Basic Materials		9,588,700
Total Common Stocks
(Cost $94,175,097)		110,584,473

CONVERTIBLE PREFERRED STOCKS† – 16.5%
Financial – 3.0%
KKR & Company, Inc.
6.00% due 09/15/23[1]	144,902	10,864,752
Bank of America Corp.
7.25%[1]	3,430	4,856,812
Wells Fargo & Co.
7.50%[1]	3,000	4,309,148
2020 Mandatory Exchangeable Trust
6.50% due 05/16/23*,1,2	578	1,051,324
Total Financial		21,082,036

Communications – 2.5%
2020 Cash Mandatory Exchangeable Trust
5.25% due 06/01/23*,1,2	7,797	9,175,743
ViacomCBS, Inc.
5.75% due 04/01/24*,1	116,685	8,464,330
Total Communications		17,640,073

Technology – 2.4%
Broadcom, Inc.
8.00% due 09/30/22[1]	7,583	10,991,180
Change Healthcare, Inc.
6.00% due 06/30/22[1]	80,019	6,124,654
Total Technology		17,115,834

Consumer, Non-cyclical – 2.2%
Boston Scientific Corp.
5.50% due 06/01/23[1]	50,326	5,917,331
Elanco Animal Health, Inc.
5.00% due 02/01/23[1]	84,162	4,003,586
Danaher Corp.
5.00% due 04/15/23[1]	2,281	3,229,326

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 16.5% (continued)
Consumer, Non-cyclical – 2.2% (continued)
Becton Dickinson and Co.
6.00% due 06/01/23[1]	25,521	$ 1,409,525
Avantor, Inc.
6.25% due 05/15/22[1]	13,170	1,301,723
Total Consumer, Non-cyclical		15,861,491

Industrial – 1.9%
Colfax Corp.
5.75% due 01/15/22[1]	36,267	6,665,149
Stanley Black & Decker, Inc.
5.25% due 11/15/22[1]	31,165	3,802,442
Fortive Corp.
5.00% due 07/01/21[1]	3,000	2,984,280
Total Industrial		13,451,871

Utilities – 1.7%
NextEra Energy, Inc.
5.28% due 03/01/23[1]	105,823	5,330,304
6.22% due 09/01/23[1]	75,032	3,786,865
American Electric Power Company, Inc.
6.13% due 08/15/23[1]	29,153	1,492,051
AES Corp.
6.88% due 02/15/24[1]	10,709	1,167,174
Total Utilities		11,776,394

Consumer, Cyclical – 1.4%
Aptiv plc
5.50% due 06/15/23[1]	58,493	9,613,325

Basic Materials – 1.4%
ArcelorMittal S.A.
5.50% due 05/18/23[1]	139,553	9,604,037
Total Convertible Preferred Stocks
(Cost $88,748,404)		116,145,061

MONEY MARKET FUND† – 3.3%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 0.03%[1,3]	23,593,955	23,593,955
Total Money Market Fund
(Cost $23,593,955)		23,593,955

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7%
Communications – 15.8%
Palo Alto Networks, Inc.
0.38% due 06/01/25[1,2]	6,428,000	$ 8,398,182
0.75% due 07/01/23[1]	1,794,000	2,529,540
Liberty Media Corp.
1.38% due 10/15/23[1]	3,283,000	4,288,214
2.75% due 12/01/49[2]	3,500,000	3,591,000
0.50% due 12/01/50[1,2]	2,150,000	2,406,925
2.25% due 12/01/48[1,2]	349,000	447,174
Viavi Solutions, Inc.
1.75% due 06/01/23[1]	3,000,000	3,860,625
1.00% due 03/01/24[1]	1,525,000	2,053,984
Uber Technologies, Inc.
due 12/15/25[1,2,4]	5,458,000	5,752,880
Snap, Inc.
0.75% due 08/01/26[1]	1,606,000	4,414,493
due 05/01/27[2,4]	1,264,000	1,299,550
Wayfair, Inc.
0.63% due 10/01/25[1,2]	5,329,000	5,552,152
Booking Holdings, Inc.
0.75% due 05/01/25[1,2]	3,561,000	5,402,037
FireEye, Inc.
0.88% due 06/01/24[1]	4,107,000	4,669,146
DISH Network Corp.
2.38% due 03/15/24[1]	1,998,000	1,953,045
due 12/15/25[1,2,4]	934,000	1,146,018
3.38% due 08/15/26	1,057,000	1,115,135
Q2 Holdings, Inc.
0.13% due 11/15/25[1,2]	4,037,000	4,096,654
Proofpoint, Inc.
0.25% due 08/15/24[1]	3,000,000	3,744,375
Zendesk, Inc.
0.63% due 06/15/25[1,2]	2,385,000	3,511,913
Zillow Group, Inc.
1.50% due 07/01/23[1]	1,048,000	1,752,780
2.75% due 05/15/25[1]	791,000	1,637,864
RealReal, Inc.
1.00% due 03/01/28[1,2]	3,094,000	3,252,722
Twitter, Inc.
0.25% due 06/15/24[1]	2,506,000	3,075,413
Match Group Financeco 2, Inc.
0.88% due 06/15/26[1,2]	1,542,000	2,847,896
Pinduoduo, Inc.
due 12/01/25[1,4]	2,669,000	2,799,781

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Communications – 15.8% (continued)
Wix.com Ltd.
due 08/15/25[2,4]	2,500,000	$ 2,759,375
Expedia Group, Inc.
due 02/15/26[1,2,4]	2,372,000	2,583,108
Okta, Inc.
0.38% due 06/15/26[1,2]	1,947,000	2,563,956
Etsy, Inc.
0.13% due 09/01/27[1,2]	1,722,000	2,233,219
Yandex N.V.
0.75% due 03/03/25[1]	1,600,000	1,959,054
Just Eat Takeaway.com N.V.
1.25% due 04/30/26[1]	EUR 700,000	902,800
0.63% due 02/09/28	EUR 500,000	583,828
due 08/09/25[1,4]	EUR 300,000	354,408
Delivery Hero SE
0.88% due 07/15/25	EUR 1,300,000	1,815,759
Meituan
due 04/27/28[1,4]	1,700,000	1,751,850
Lyft, Inc.
1.50% due 05/15/25[1,2]	831,000	1,332,093
Bharti Airtel Ltd.
1.50% due 02/17/25	1,050,000	1,237,524
Kakao Corp.
due 04/28/23[4]	900,000	1,160,100
Nice Ltd.
due 09/15/25[1,2,4]	892,000	946,939
Mail.Ru Group Ltd.
1.63% due 10/01/25	800,000	776,456
MakeMyTrip Ltd.
due 02/15/28[2,4]	782,000	773,080
21Vianet Group, Inc.
due 02/01/26[1,2,4]	851,000	755,262
Shopify, Inc.
0.13% due 11/01/25[1]	537,000	631,982
Global Fashion Group S.A.
1.25% due 03/15/28[1]	EUR 300,000	374,394
Total Communications		111,094,685

Technology – 15.3%
Lumentum Holdings, Inc.
0.50% due 12/15/26[1]	7,771,000	8,616,485
RingCentral, Inc.
due 03/01/25[1,4]	6,059,000	6,890,828
due 03/15/26[1,2,4]	1,500,000	1,563,750

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Technology – 15.3% (continued)
LivePerson, Inc.
due 12/15/26[1,2,4]	6,819,000	$ 6,874,234
Synaptics, Inc.
0.50% due 06/15/22[1]	3,245,000	6,191,866
Silicon Laboratories, Inc.
0.63% due 06/15/25[1,2]	4,448,000	5,832,662
Rapid7, Inc.
2.25% due 05/01/25[1]	3,168,000	4,736,160
0.25% due 03/15/27[1,2]	1,052,000	1,089,451
Zynga, Inc.
0.25% due 06/01/24[1]	2,614,000	3,677,637
due 12/15/26[1,2,4]	1,900,000	2,063,875
Datadog, Inc.
0.13% due 06/15/25[1,2]	4,105,000	4,915,737
Microchip Technology, Inc.
0.13% due 11/15/24[1]	2,461,000	2,802,464
1.63% due 02/15/27	827,000	1,836,779
Workday, Inc.
0.25% due 10/01/22[1]	2,457,000	4,193,853
ON Semiconductor Corp.
1.63% due 10/15/23[1]	1,996,000	3,898,437
Envestnet, Inc.
1.75% due 06/01/23[1]	3,101,000	3,790,972
Pegasystems, Inc.
0.75% due 03/01/25[1]	3,229,000	3,728,475
Akamai Technologies, Inc.
0.38% due 09/01/27[1]	1,989,000	2,233,896
0.13% due 05/01/25[1]	845,000	1,065,967
MACOM Technology Solutions Holdings, Inc.
0.25% due 03/15/26[1,2]	3,000,000	3,003,750
STMicroelectronics N.V.
due 08/04/27[4]	1,800,000	2,150,613
due 08/04/25[4]	600,000	724,752
Zscaler, Inc.
0.13% due 07/01/25[1,2]	2,000,000	2,830,000
MongoDB, Inc.
0.25% due 01/15/26[1]	1,797,000	2,792,089
Five9, Inc.
0.50% due 06/01/25[1,2]	1,777,000	2,707,136
Bentley Systems, Inc.
0.13% due 01/15/26[1,2]	2,186,000	2,325,357
Coupa Software, Inc.
0.38% due 06/15/26[1,2]	1,844,000	2,134,430

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Technology – 15.3% (continued)
Atos SE
due 11/06/24[1,4]	EUR 1,200,000	$ 1,854,396
Pure Storage, Inc.
0.13% due 04/15/23[1]	1,504,000	1,603,640
Bandwidth, Inc.
0.50% due 04/01/28[1,2]	1,559,000	1,570,692
Lenovo Group Ltd.
3.38% due 01/24/24	950,000	1,551,113
Dropbox, Inc.
due 03/01/28[1,2,4]	1,386,000	1,380,456
Tyler Technologies, Inc.
0.25% due 03/15/26[1,2]	1,169,000	1,239,725
Bill.com Holdings, Inc.
due 12/01/25[1,2,4]	860,000	1,045,975
Teradyne, Inc.
1.25% due 12/15/23[1]	256,000	1,012,960
Xero Investments Ltd.
due 12/02/25[1,4]	609,000	628,049
Cloudflare, Inc.
0.75% due 05/15/25[1,2]	266,000	618,117
CyberArk Software Ltd.
due 11/15/24[1,4]	518,000	583,423
Total Technology		107,760,201

Consumer, Non-cyclical – 13.0%
Square, Inc.
0.25% due 11/01/27[1,2]	5,893,000	6,953,740
0.13% due 03/01/25[1]	2,665,000	5,536,537
due 05/01/26[1,2,4]	490,000	565,950
Dexcom, Inc.
0.25% due 11/15/25[1,2]	6,669,000	6,702,345
0.75% due 12/01/23[1]	500,000	1,180,000
Exact Sciences Corp.
0.38% due 03/01/28[1]	3,000,000	3,836,250
0.38% due 03/15/27[1]	2,744,000	3,750,705
Insulet Corp.
0.38% due 09/01/26[1]	4,290,000	6,169,556
Jazz Investments I Ltd.
2.00% due 06/15/26[1,2]	3,671,000	4,712,646
Canopy Growth Corp.
4.25% due 07/15/23[1,2]	CAD 4,360,000	3,796,659
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	3,096,000	3,229,515
Teladoc Health, Inc.
1.25% due 06/01/27[1,2]	2,782,000	3,124,534

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Consumer, Non-cyclical – 13.0% (continued)
Guardant Health, Inc.
due 11/15/27[1,2,4]	2,204,000	$ 2,899,638
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1]	2,293,000	2,887,747
Shift4 Payments, Inc.
due 12/15/25[1,2,4]	2,011,000	2,833,097
Chegg, Inc.
due 09/01/26[1,2,4]	1,784,000	1,968,644
0.13% due 03/15/25[1]	270,000	492,210
Nexi SpA
1.75% due 04/24/27[1]	EUR 800,000	1,135,512
due 02/24/28[1,4]	EUR 900,000	1,050,322
Omnicell, Inc.
0.25% due 09/15/25[1,2]	1,370,000	2,139,940
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1]	2,000,000	1,976,250
BioMarin Pharmaceutical, Inc.
1.25% due 05/15/27[1,2]	1,993,000	1,973,070
SmileDirectClub, Inc.
due 02/01/26[1,2,4]	2,000,000	1,758,750
Amadeus IT Group S.A.
1.50% due 04/09/25[1]	EUR 1,000,000	1,631,677
NeoGenomics, Inc.
0.25% due 01/15/28[1]	1,600,000	1,624,037
Halozyme Therapeutics, Inc.
0.25% due 03/01/27[1,2]	1,668,000	1,613,790
Sabre GLBL, Inc.
4.00% due 04/15/25[1]	702,000	1,481,922
China Conch Venture
due 09/05/23[4]	HKD 10,000,000	1,474,214
Stride, Inc.
1.13% due 09/01/27[1,2]	1,629,000	1,466,589
Orpea S.A.
0.38% due 05/17/27[1]	7,756**	1,418,772
QIAGEN N.V.
1.00% due 11/13/24[1]	1,000,000	1,221,174
Livongo Health, Inc.
0.88% due 06/01/25[1,2]	718,000	1,161,365
ADM Ag Holding Ltd.
due 08/26/23[1,4]	1,000,000	1,128,378
Insmed, Inc.
1.75% due 01/15/25[1]	1,006,000	1,126,720
Travere Therapeutics, Inc.
2.50% due 09/15/25[1]	1,094,000	1,111,458

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Consumer, Non-cyclical – 13.0% (continued)
Repay Holdings Corp.
due 02/01/26[1,2,4]	1,139,000	$ 1,106,966
Afterpay Ltd.
due 03/12/26[4]	AUD 1,100,000	783,844
Tequ Mayflower Ltd.
due 03/02/26[1,4]	750,000	740,250
Menicon Company Ltd.
due 01/29/25[1,4]	JPY 70,000,000	715,018
Fine Perfection Investment Ltd.
due 04/17/22[1,4]	650,000	673,484
Shanghai Port Group BVI Holding Company Ltd.
due 08/09/22[1,4]	528,000	571,824
Total Consumer, Non-cyclical		91,725,099

Consumer, Cyclical – 10.6%
Southwest Airlines Co.
1.25% due 05/01/25[1]	7,738,000	13,473,792
Royal Caribbean Cruises Ltd.
4.25% due 06/15/23[1,2]	6,260,000	8,817,210
2.88% due 11/15/23[1,2]	2,472,000	3,209,892
Ford Motor Co.
due 03/15/26[1,2,4]	6,062,000	6,016,535
IMAX Corp.
0.50% due 04/01/26[1,2]	5,173,000	5,389,064
JetBlue Airways Corp.
0.50% due 04/01/26[1,2]	4,861,000	5,334,948
Tesla, Inc.
2.00% due 05/15/24[1]	359,000	4,098,658
NCL Corporation Ltd.
5.38% due 08/01/25[1,2]	1,855,000	3,520,790
Live Nation Entertainment, Inc.
2.00% due 02/15/25[1]	3,000,000	3,307,500
Zhongsheng Group Holdings Ltd.
due 05/21/25[4]	HKD 13,000,000	2,381,789
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	812,000	1,068,267
due 01/15/26[1,2,4]	831,000	986,813
NIO, Inc.
0.50% due 02/01/27[1,2]	1,315,000	1,103,285
due 02/01/26[1,2,4]	904,000	776,355
ANLLIAN Capital Ltd.
due 02/05/25[1,4]	EUR 1,000,000	1,612,490
Dufry One BV
0.75% due 03/30/26	CHF 1,400,000	1,572,304

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Consumer, Cyclical – 10.6% (continued)
Spirit Airlines, Inc.
1.00% due 05/15/26	1,492,000	$ 1,538,478
Zalando SE
0.05% due 08/06/25[1]	EUR 900,000	1,324,069
WH Smith plc
1.63% due 05/07/26	GBP 900,000	1,272,159
RH
due 09/15/24[1,4]	358,000	1,165,868
Cinemark Holdings, Inc.
4.50% due 08/15/25[1,2]	661,000	1,139,812
DraftKings, Inc.
due 03/15/28[1,2,4]	1,045,000	1,002,677
National Vision Holdings, Inc.
2.50% due 05/15/25[1,2]	518,000	899,701
adidas AG
0.05% due 09/12/23[1]	EUR 600,000	864,093
Singapore Airlines Ltd.
1.63% due 12/03/25	SGD 1,000,000	853,374
Sony Corp.
due 09/30/22[4]	JPY 40,000,000	804,538
Deutsche Lufthansa AG
2.00% due 11/17/25[1]	EUR 500,000	703,290
Air Canada
4.00% due 07/01/25[1,2]	284,000	438,496
Total Consumer, Cyclical		74,676,247

Financial – 4.5%
LendingTree, Inc.
0.50% due 07/15/25[1,2]	3,992,000	3,547,890
0.63% due 06/01/22	1,140,000	1,338,787
Pebblebrook Hotel Trust
1.75% due 12/15/26[1]	4,004,000	4,592,588
Kite Realty Group, LP
0.75% due 04/01/27[2]	3,000,000	3,024,300
JPMorgan Chase Bank North America
due 09/18/22[1,4]	EUR 1,100,000	1,883,810
0.13% due 01/01/23[1,2]	985,000	1,123,885
Summit Hotel Properties, Inc.
1.50% due 02/15/26[1]	2,518,000	2,739,584
Redfin Corp.
0.50% due 04/01/27[1,2]	2,500,000	2,613,778
SBI Holdings, Inc.
due 07/25/25[1,4]	JPY 200,000,000	2,223,137
PRA Group, Inc.
3.50% due 06/01/23[1]	1,636,000	1,758,700

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Financial – 4.5% (continued)
Vingroup JSC
3.00% due 04/20/26[1]	1,200,000	$ 1,246,020
Smart Insight International Ltd.
4.50% due 12/05/23	HKD 8,000,000	1,159,286
Deutsche Wohnen SE
0.33% due 07/26/24[1]	EUR 800,000	1,081,811
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	874,894
AXA S.A.
7.25% due 05/15/21[1,2]	550,000	810,563
ESR Cayman Ltd.
1.50% due 09/30/25[1]	714,000	783,615
Cornwall Jersey Ltd.
0.75% due 04/16/26[1]	GBP 500,000	688,624
Total Financial		31,491,272

Industrial – 3.8%
KBR, Inc.
2.50% due 11/01/23[1]	2,371,000	3,837,463
Middleby Corp.
1.00% due 09/01/25[1,2]	2,391,000	3,587,695
Kaman Corp.
3.25% due 05/01/24	2,500,000	2,759,375
Sika A.G.
0.15% due 06/05/25	CHF 1,360,000	2,208,611
Scorpio Tankers, Inc.
3.00% due 05/15/25[2]	2,146,000	2,159,495
Cellnex Telecom S.A.
1.50% due 01/16/26[1]	EUR 700,000	1,387,410
0.50% due 07/05/28[1]	EUR 400,000	627,813
Safran S.A.
0.88% due 05/15/27[1]	9,870**	1,743,052
Chart Industries, Inc.
1.00% due 11/15/24[1,2]	590,000	1,639,094
Itron, Inc.
due 03/15/26[1,2,4]	1,450,000	1,447,648
Asia Cement Corp.
due 09/21/23[4]	927,000	1,379,840
Vinci S.A.
0.38% due 02/16/22[1]	1,000,000	1,172,000
MINEBEA MITSUMI, Inc.
due 08/03/22[1,4]	JPY 90,000,000	1,120,832
Zhen Ding Technology Holding Ltd.
due 06/30/25[1,4]	800,000	817,200

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Industrial – 3.8% (continued)
Nagoya Railroad Company Ltd.
due 12/11/24[1,4]	JPY 70,000,000	$ 670,829
Prysmian SpA
due 02/02/26[1,4]	EUR 400,000	475,949
Total Industrial		27,034,306

Energy – 3.4%
Pioneer Natural Resources Co.
0.25% due 05/15/25[1,2]	6,967,000	10,603,774
CNX Resources Corp.
2.25% due 05/01/26[1,2]	3,000,000	3,825,000
Enphase Energy, Inc.
due 03/01/28[1,2,4]	3,273,000	2,886,606
Centennial Resource Production LLC
3.25% due 04/01/28	2,750,000	2,712,325
Equities Corp.
1.75% due 05/01/26[1]	996,000	1,480,953
RAG-Stiftung
due 06/17/26[1,4]	EUR 800,000	1,111,699
SolarEdge Technologies, Inc.
due 09/15/25[1,2,4]	855,000	1,037,543
NextEra Energy Partners, LP
due 11/15/25[1,2,4]	597,000	638,491
Total Energy		24,296,391

Basic Materials – 2.0%
Ivanhoe Mines Ltd.
2.50% due 04/15/26[1,2]	4,695,000	5,628,366
Allegheny Technologies, Inc.
3.50% due 06/15/25[1,2]	3,000,000	5,058,900
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,300,000	1,087,913
Brenntag Finance BV
1.88% due 12/02/22[1]	750,000	873,345
SSR Mining, Inc.
2.50% due 04/01/39[1]	719,000	864,597
Century Aluminum Co.
2.75% due 05/01/28[1,2]	709,000	767,425
Total Basic Materials		14,280,546

Utilities – 1.3%
Electricite de France S.A.
due 09/14/24[1,4]	202,000**	3,855,529
CenterPoint Energy, Inc.
4.57% due 09/15/29[1]	41,637**	2,706,405

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 69.7% (continued)
Utilities – 1.3% (continued)
NRG Energy, Inc.
2.75% due 06/01/48[1]	1,845,000	$ 2,091,769
Iberdrola International BV
due 11/11/22[1,4]	EUR 500,000	801,676
Total Utilities		9,455,379
Total Convertible Bonds
(Cost $420,488,444)		491,814,126

CORPORATE BONDS†† – 40.4%
Consumer, Cyclical – 8.2%
Ford Motor Co.
7.45% due 07/16/31[1]	4,308,000	5,549,695
Staples, Inc.
10.75% due 04/15/27[1,2]	3,653,000	3,784,380
QVC, Inc.
4.75% due 02/15/27[1]	3,154,000	3,334,204
Scientific Games International, Inc.
7.25% due 11/15/29[1,2]	2,886,000	3,178,092
LSF9 Atlantis Holdings LLC / Victra Finance Corp.
7.75% due 02/15/26[1,2]	2,943,000	3,083,043
Tenneco, Inc.
5.00% due 07/15/26[1]	2,365,000	2,293,896
7.88% due 01/15/29[1,2]	647,000	729,328
Churchill Downs, Inc.
4.75% due 01/15/28[1,2]	1,479,000	1,521,521
5.50% due 04/01/27[1,2]	1,376,000	1,431,563
Hilton Domestic Operating Company, Inc.
4.88% due 01/15/30[1]	2,761,000	2,947,464
American Airlines Incorporated/AAdvantage Loyalty IP Ltd.
5.75% due 04/20/29[1,2]	2,629,000	2,820,260
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,2]	2,546,000	2,657,120
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	2,561,000	2,620,223
Delta Air Lines, Inc.
2.90% due 10/28/24[1]	2,584,000	2,607,654
99 Escrow Issuer, Inc.
7.50% due 01/15/26[1,2]	2,711,000	2,599,686
Magic Mergeco, Inc.
7.88% due 05/01/29[1,2]	2,331,000	2,398,273
Royal Caribbean Cruises Ltd.
7.50% due 10/15/27[1]	1,963,000	2,320,649
Carnival Corp.
5.75% due 03/01/27[1,2]	1,980,000	2,090,147

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.4% (continued)
Consumer, Cyclical – 8.2% (continued)
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[1,2]	1,930,000	$ 2,089,920
FirstCash, Inc.
4.63% due 09/01/28[1,2]	1,968,000	2,024,787
American Greetings Corp.
8.75% due 04/15/25[1,2]	1,931,000	1,997,378
Macy's, Inc.
8.38% due 06/15/25[1,2]	1,241,000	1,371,516
Macy's Retail Holdings LLC
4.50% due 12/15/34[1]	1,370,000	1,234,664
Dana, Inc.
4.25% due 09/01/30	670,000	680,888
Total Consumer, Cyclical		57,366,351

Consumer, Non-cyclical – 7.7%
Kraft Heinz Foods Co.
7.13% due 08/01/39[2]	2,617,000	3,717,842
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,2]	3,151,000	3,686,670
Tenet Healthcare Corp.
5.13% due 11/01/27[1,2]	3,378,000	3,547,069
HCA, Inc.
5.38% due 02/01/25[1]	1,980,000	2,209,047
7.69% due 06/15/25[1]	1,112,000	1,330,113
Horizon Therapeutics USA, Inc.
5.50% due 08/01/27[1,2]	3,230,000	3,460,137
Bausch Health Companies, Inc.
7.25% due 05/30/29[1,2]	2,920,000	3,239,375
Herbalife Nutrition Ltd. / HLF Financing, Inc.
7.88% due 09/01/25[1,2]	2,635,000	2,871,531
Brink's Co.
4.63% due 10/15/27[1,2]	2,665,000	2,783,259
Organon Finance 1 LLC
5.13% due 04/30/31[1,2]	1,336,000	1,387,904
4.13% due 04/30/28[1,2]	1,341,000	1,375,517
MEDNAX, Inc.
6.25% due 01/15/27[1,2]	2,573,000	2,730,596
ASGN, Inc.
4.63% due 05/15/28[1,2]	2,608,000	2,715,580
Primo Water Holdings, Inc.
4.38% due 04/30/29[2]	2,682,000	2,679,479
Edgewell Personal Care Co.
4.13% due 04/01/29[1,2]	2,650,000	2,648,953
HLF Financing SARL LLC / Herbalife International, Inc.
7.25% due 08/15/26[1,2]	2,500,000	2,615,625

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.4% (continued)
Consumer, Non-cyclical – 7.7% (continued)
Varex Imaging Corp.
7.88% due 10/15/27[1,2]	1,972,000	$ 2,207,536
Korn Ferry
4.63% due 12/15/27[1,2]	2,109,000	2,203,589
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[1,2]	1,931,000	2,061,343
Jazz Securities DAC
4.38% due 01/15/29[1,2]	2,011,000	2,058,761
Emergent BioSolutions, Inc.
3.88% due 08/15/28[1,2]	1,768,000	1,664,227
NESCO Holdings II, Inc.
5.50% due 04/15/29[1,2]	792,000	816,750
Total Consumer, Non-cyclical		54,010,903

Energy – 6.9%
Occidental Petroleum Corp.
3.40% due 04/15/26[1]	7,361,000	7,288,789
6.13% due 01/01/31[1]	1,955,000	2,177,381
New Fortress Energy, Inc.
6.50% due 09/30/26[1,2]	3,200,000	3,269,680
Parkland Corp.
5.88% due 07/15/27[1,2]	3,040,000	3,240,792
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
8.00% due 01/15/27[1]	2,825,000	2,913,973
DCP Midstream Operating, LP
5.63% due 07/15/27[1]	2,615,000	2,861,346
Endeavor Energy Resources Limited Partnership / EER Finance, Inc.
6.63% due 07/15/25[1,2]	2,672,000	2,849,020
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
6.00% due 03/01/27[1,2]	2,672,000	2,717,959
Harvest Midstream I, LP
7.50% due 09/01/28[1,2]	2,202,000	2,378,997
ChampionX Corp.
6.38% due 05/01/26[1]	2,217,000	2,330,200
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
11.00% due 04/15/25[2]	1,971,000	2,152,411
Aethon United BR Limited Partnership / Aethon United Finance Corp.
8.25% due 02/15/26[1,2]	1,956,000	2,081,918
Hilcorp Energy I Limited Partnership / Hilcorp Finance Co.
6.00% due 02/01/31[1,2]	1,990,000	2,054,735
Apache Corp.
4.88% due 11/15/27[1]	1,931,000	2,040,584
Indigo Natural Resources LLC
5.38% due 02/01/29[1,2]	1,963,000	1,950,731

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.4% (continued)
Energy – 6.9% (continued)
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[2]	1,757,000	$ 1,664,757
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,536,000	1,536,000
PBF Holding Company LLC / PBF Finance Corp.
9.25% due 05/15/25[1,2]	1,309,000	1,372,814
Nabors Industries Ltd.
7.25% due 01/15/26[1,2]	1,317,000	1,161,429
SM Energy Co.
6.75% due 09/15/26[1]	664,000	643,250
Total Energy		48,686,766

Communications – 6.7%
Twitter, Inc.
3.88% due 12/15/27[1,2]	4,000,000	4,215,000
CommScope, Inc.
8.25% due 03/01/27[1,2]	3,277,000	3,514,583
CSC Holdings LLC
6.50% due 02/01/29[1,2]	2,709,000	2,998,172
Hughes Satellite Systems Corp.
5.25% due 08/01/26[1]	1,955,000	2,156,365
6.63% due 08/01/26[1]	652,000	722,644
MDC Partners, Inc.
7.50% due 05/01/24[1,2]	2,710,000	2,760,595
News Corp.
3.88% due 05/15/29[1,2]	2,668,000	2,723,308
Lumen Technologies, Inc.
4.00% due 02/15/27[1,2]	2,634,000	2,687,022
Avaya, Inc.
6.13% due 09/15/28[1,2]	2,516,000	2,679,238
Entercom Media Corp.
6.50% due 05/01/27[1,2]	2,598,000	2,670,160
Beasley Mezzanine Holdings LLC
8.63% due 02/01/26[1,2]	2,608,000	2,655,244
Nexstar Broadcasting, Inc.
4.75% due 11/01/28[1,2]	2,586,000	2,637,720
VeriSign, Inc.
4.63% due 05/01/23[1]	2,554,000	2,566,898
Sprint Capital Corp.
6.88% due 11/15/28[1]	1,955,000	2,465,797
Match Group Holdings II LLC
4.63% due 06/01/28[1,2]	2,249,000	2,324,994
Scripps Escrow, Inc.
5.88% due 07/15/27[1,2]	1,984,000	2,090,511

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.4% (continued)
Communications – 6.7% (continued)
Urban One, Inc.
7.38% due 02/01/28[1,2]	1,956,000	$ 2,027,247
Photo Holdings Merger Sub, Inc.
8.50% due 10/01/26[1,2]	1,742,000	1,909,763
Sirius XM Radio, Inc.
5.50% due 07/01/29[1,2]	1,392,000	1,508,493
Total Communications		47,313,754

Technology – 2.6%
Amkor Technology, Inc.
6.63% due 09/15/27[1,2]	3,000,000	3,232,860
Seagate HDD Cayman
4.88% due 06/01/27[1]	2,617,000	2,916,450
Ahead DB Holdings LLC
6.63% due 05/01/28[2]	2,680,000	2,730,304
CDK Global, Inc.
4.88% due 06/01/27[1]	2,570,000	2,720,962
NCR Corp.
5.13% due 04/15/29[1,2]	1,983,000	2,042,490
Synaptics, Inc.
4.00% due 06/15/29[1,2]	1,993,000	1,998,780
Unisys Corp.
6.88% due 11/01/27[1,2]	1,587,000	1,743,716
Alteryx, Inc.
1.00% due 08/01/26[1]	1,316,000	1,181,932
Total Technology		18,567,494

Financial – 2.5%
NMI Holdings, Inc.
7.38% due 06/01/25[1,2]	2,972,000	3,422,095
Iron Mountain, Inc.
4.88% due 09/15/27[1,2]	2,970,000	3,095,943
OneMain Finance Corp.
8.88% due 06/01/25[1]	2,617,000	2,900,617
Credit Acceptance Corp.
6.63% due 03/15/26[1]	2,512,000	2,660,045
Radian Group, Inc.
4.88% due 03/15/27[1]	1,647,000	1,747,887
Advisor Group Holdings, Inc.
10.75% due 08/01/27[1,2]	1,417,000	1,577,029
VistaJet Malta Finance plc / XO Management Holding, Inc.
10.50% due 06/01/24[1,2]	1,294,000	1,395,902
AG Issuer LLC
6.25% due 03/01/28[1,2]	764,000	793,605
Total Financial		17,593,123

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.4% (continued)
Basic Materials – 2.5%
Valvoline, Inc.
4.25% due 02/15/30[2]	2,818,000	$ 2,892,001
Compass Minerals International, Inc.
6.75% due 12/01/27[1,2]	2,141,000	2,310,546
Ingevity Corp.
3.88% due 11/01/28[1,2]	2,223,000	2,217,253
Alcoa Nederland Holding BV
5.50% due 12/15/27[1,2]	1,976,000	2,143,278
New Gold, Inc.
7.50% due 07/15/27[1,2]	1,963,000	2,132,505
Commercial Metals Co.
4.88% due 05/15/23[1]	2,000,000	2,097,290
First Quantum Minerals Ltd.
6.88% due 10/15/27[2]	1,831,000	2,013,551
Century Aluminum Co.
7.50% due 04/01/28[1,2]	1,674,000	1,766,455
Total Basic Materials		17,572,879

Industrial – 2.2%
EnerSys
4.38% due 12/15/27[1,2]	2,396,000	2,517,321
GFL Environmental, Inc.
3.50% due 09/01/28[1,2]	2,598,000	2,507,395
MasTec, Inc.
4.50% due 08/15/28[1,2]	2,291,000	2,391,231
Dycom Industries, Inc.
4.50% due 04/15/29[1,2]	2,314,000	2,351,603
VM Consolidated, Inc.
5.50% due 04/15/29[1,2]	2,304,000	2,345,921
Western Global Airlines LLC
10.38% due 08/15/25[1,2]	1,676,000	1,905,260
Watco Companies LLC / Watco Finance Corp.
6.50% due 06/15/27[1,2]	1,619,000	1,727,271
Total Industrial		15,746,002

Utilities – 1.1%
NRG Energy, Inc.
5.25% due 06/15/29[1,2]	2,598,000	2,789,252
Talen Energy Supply LLC
7.25% due 05/15/27[1,2]	2,248,000	2,315,462
7.63% due 06/01/28[1,2]	333,000	345,796
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	2,230,000	2,500,064
Total Utilities		7,950,574

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

	Face
	Amount~	Value
Total Corporate Bonds
(Cost $273,083,183)		$ 284,807,846
SENIOR FLOATING RATE INTERESTS††,5 – 0.3%
Consumer, Cyclical – 0.3%
Intrawest Resorts Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 07/31/24	2,363,744	2,332,708
Total Senior Floating Rate Interests
(Cost $2,361,536)		2,332,708
Total Investments – 145.9%
(Cost $902,450,619)		$1,029,278,169
Other Assets & Liabilities, net – (45.9)%		(323,901,858)
Total Net Assets – 100.0%		$ 705,376,311

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	April 30, 2021	(Depreciation)
Bank of New York Mellon	614,884,800	JPY	06/11/21	$5,664,202	$5,627,348	$36,854
Bank of New York Mellon	51,408,660	HKD	06/11/21	6,621,589	6,619,767	1,822
Bank of New York Mellon	1,000,000	AUD	06/11/21	771,237	772,604	(1,367)
Bank of New York Mellon	500,000	GBP	06/11/21	689,497	692,353	(2,856)
Bank of New York Mellon	1,173,623	SGD	06/11/21	872,685	882,016	(9,331)
Bank of New York Mellon	4,163,538	CHF	06/11/21	4,472,823	4,570,245	(97,422)
Bank of New York Mellon	6,216,929	CAD	06/11/21	4,940,470	5,054,020	(113,550)
Bank of New York Mellon	25,975,373	EUR	06/11/21	31,010,623	31,296,863	(286,240)
						$(472,090)
						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	April 30, 2021	(Depreciation)
Bank of New York Mellon	690,750	CHF	06/11/21	$743,507	$758,224	$14,717
Bank of New York Mellon	1,440,000	EUR	06/11/21	1,727,124	1,735,009	7,885
Bank of New York Mellon	12,537,200	HKD	06/11/21	1,614,996	1,614,384	(612)
Bank of New York Mellon	13,425,000	JPY	06/11/21	123,688	122,864	(824)
						$21,166

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

1	All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of April 30, 2021, the total value of securities segregated was$858,258,185.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $458,759,401 (cost $422,941,043), or 65.0% of total net assets.
3	Rate indicated is the 7-day yield as of April 30, 2021.
4	Zero coupon rate security.
5	Variable rate security. Rate indicated is the rate effective at April 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
plc	— Public Limited Company
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SGD	— Singapore Dollar

See Sector Classification in Other Information section.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2021

The following table summarizes the inputs used to value the Fund's investments at April 30, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 110,584,473	$ —	$ —	$ 110,584,473
Convertible Preferred Stocks	116,145,061	—	—	116,145,061
Money Market Fund	23,593,955	—	—	23,593,955
Convertible Bonds	—	491,814,126	—	491,814,126
Corporate Bonds	—	284,807,846	—	284,807,846
Senior Floating Rate Interests	—	2,332,708	—	2,332,708
Forward Foreign Currency
Exchange Contracts*	—	61,278	—	61,278
Total Assets	$ 250,323,489	$ 779,015,958	$ —	$ 1,029,339,447

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$ —	$ 512,202	$ —	$ 512,202

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $156,009,997 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the period ended April 30, 2021.

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2021

ASSETS:
Investments, at value (cost $902,450,619)	$ 1,029,278,169
Cash	210,406
Unrealized appreciation on forward foreign currency exchange contracts	61,278
Receivables:
Interest	5,276,659
Investments sold	2,679,990
Dividends	167,625
Tax reclaims	28,182
Other assets	100,059
Total assets	1,037,802,368
LIABILITIES:
Borrowings (Note 8)	168,000,000
Reverse repurchase agreements (Note 7)	156,009,997
Unrealized depreciation on forward foreign currency exchange contracts	512,202
Interest due on borrowings	16,856
Payable for:
Investments purchased	6,879,397
Investment advisory fees	459,101
Servicing fees	178,620
Professional fees	172,995
Trustees' fees and expenses*	6,543
Other liabilities	190,346
Total liabilities	332,426,057
NET ASSETS	$ 705,376,311
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$ 34,525
Additional paid-in capital	538,382,971
Total distributable earnings (loss)	166,958,815
NET ASSETS	$ 705,376,311
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$ 20.43

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 37

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2021
Six Months Ended April 30, 2021

INVESTMENT INCOME:
Interest (net of foreign withholdings tax $6,736)	$ 10,914,951
Dividends (net of foreign withholdings tax $7,196)	3,482,160
Total investment income	14,397,111
EXPENSES:
Interest expense	4,760,785
Investment advisory fees	2,662,565
Servicing fees	1,035,442
Professional fees	321,072
Trustees' fees and expenses*	271,898
Administration fees	93,484
Fund accounting fees	93,250
Insurance	70,834
Printing fees	51,439
Custodian fees	33,796
Registration and filing fees	16,652
Transfer agent fees	10,529
Other expenses	9,601
Total expenses	9,431,347
Net investment income	4,965,764
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	93,857,211
Options written	(48,528)
Forward foreign currency exchange contracts	(139,680)
Foreign currency transactions	170,414
Net realized gain	93,839,417
Net change in unrealized appreciation (depreciation) on:
Investments	77,157,624
Forward foreign currency exchange contracts	(635,686)
Foreign currency translations	4,973
Net change in unrealized appreciation (depreciation)	76,526,911
Net realized and unrealized gain	170,366,328
Net increase in net assets resulting from operations	$ 175,332,092

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2021

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,965,764	$ 11,510,050
Net realized gain on investments	93,839,417	2,827,805
Net change in unrealized appreciation (depreciation)
on investments	76,526,911	24,392,512
Net increase in net assets resulting from operations	175,332,092	38,730,367
DISTRIBUTIONS:
Distributions to shareholders	(24,278,136)	(11,875,142)
Return of capital	—	(36,681,130)
Total distributions to shareholders	(24,278,136)	(48,556,272)
Net increase (decrease) in net assets	151,053,956	(9,825,905)
NET ASSETS:
Beginning of period	554,322,355	564,148,260
End of period	$ 705,376,311	$ 554,322,355

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 39

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2021
Six Months Ended April 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 175,332,092
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(77,157,624)
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	635,686
Net realized gain on investments	(93,857,211)
Net realized loss on options written	48,528
Purchase of long-term investments	(625,950,016)
Proceeds from sale of long-term investments	625,471,933
Net proceeds from sale of short-term investments	33,866,693
Net accretion of discount and amortization of premium	(296,378)
Corporate actions and other payments	10,442
Premiums received on options written	268,056
Cost of closing options written	(316,584)
Decrease in interest receivable	708,329
Increase in dividends receivable	(16,840)
Decrease investments sold receivable	6,715,557
Decrease in tax reclaims receivable	4,062
Decrease in other assets	75,135
Decrease in investments purchased payable	(21,296,706)
Decrease in interest due on borrowings	(18,500)
Decrease in professional fees payable	(189,181)
Increase in servicing fees payable	17,867
Increase in investment advisory fees payable	45,943
Increase in trustees’ fees and expenses payable*	6,543
Increase in other liabilities	30,750
Net Cash Provided by Operating and Investing Activities	$ 24,138,576
Cash Flows From Financing Activities:
Distributions to common shareholders	(24,278,136)
Proceeds from borrowings	37,000,000
Payments made on borrowings	(37,000,000)
Proceeds from reverse repurchase agreements	87,000,000
Payments made on reverse repurchase agreements	(87,018,464)
Net Cash Used in Financing Activities	(24,296,600)
Net decrease in cash	(158,024)
Cash at Beginning of Year (including foreign cash)	368,430
Cash at End of Year	$ 210,406
Supplemental Disclosure: Cash paid during the year for interest
(including interest on reverse repurchase agreements)	$ 4,797,749

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2021

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 16.06	$ 16.34	$ 16.20	$ 17.63	$ 16.26	$ 17.11
Income from investment operations:
Net investment income(a)	0.14	0.33	0.47	0.51	0.69	0.75
Net gain (loss) on investments (realized and unrealized)	4.93	0.80	1.08	(0.54)	1.86	(0.47)
Total from investment operations	5.07	1.13	1.55	(0.03)	2.55	0.28
Less distributions from:
Net investment income	(0.70)	(0.34)	(0.56)	(0.58)	(0.75)	(0.74)
Return of capital	—	(1.07)	(0.85)	(0.82)	(0.49)	(0.39)
Total distributions to shareholders	(0.70)	(1.41)	(1.41)	(1.40)	(1.24)	(1.13)
Increase resulting from tender offer and repurchase of Common Shares	—	—	—	—	0.06	—
Net asset value, end of period	$ 20.43	$ 16.06	$ 16.34	$ 16.20	$ 17.63	$ 16.26
Market value, end of period	$ 18.41	$ 13.62	$ 14.79	$ 13.93	$ 16.09	$ 14.01
Total Return(b)
Net asset value	31.87%	7.66%	9.94%	(0.34%)	16.55%	1.94%
Market value	40.83%	2.05%	17.01%	(5.22%)	24.20%	7.57%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 705,376	$ 554,322	$ 564,148	$ 559,440	$ 353,389	$ 383,513

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS continued	April 30, 2021

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Ratio to average net assets of:
Net investment income, including interest expense	1.49%(e)	2.14%	2.90%	2.93%	4.04%	4.66%
Total expenses, including interest expense(c),(d)	2.84%(e)	3.98%	4.11%	3.87%	2.72%	2.92%
Portfolio turnover rate	68%	242%	123%	121%	110%	98%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)(f)	$ 168,000	$168,000	$ 210,000	$ 235,000	$ 227,000	$ 262,000
Asset Coverage per $1,000 of indebtedness(g)	$ 5,199	$ 4,300	$ 3,686	$ 3,381	$ 2,557	$ 2,464

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratios would be 0.01% for the year ended October 31, 2016.
(d)	Excluding interest expense, the operating expense ratios for the six months ended April 30, 2021 and the years ended October 31 would be:

(Unaudited)
April 30, 2021	2020	2019	2018	2017	2016
1.41%(e)	1.55%*	1.57%	1.62%	1.49%	1.52%
* Excludes borrowings breakage fees.

(e)	Annualized.
(f)	Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2021

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities are valued based on prices provided by independent pricing services or, if not available or if Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term debt securities with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, which approximates market value. Short-term debt securities which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. OTC options are valued using a price provided by an independent pricing service.

Forward foreign currency exchange contracts are valued by pricing services or, if not available or if Advent considers that price to not represent fair value, by dealers using the mid price. Forward

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Advent, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at April 30, 2021.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

(“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Value
Use	Call		Put
Income	$2,308,767		$ —

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

Average Value
Use	Purchased	Sold
Hedge	$ 4,324,468	$ 51,590,736

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of April 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at April 30, 2021:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 61,278
Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 512,202

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended April 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity contracts	Net realized gain (loss) on options written

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended April 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations:

Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ (48,528)	$ (139,680)	$ (188,208)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ —	$ (635,686)	$ (635,686)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$61,278	$—	$61,278	$(61,278)	$—	$—
Mellon	currency
exchange
contracts

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$512,202	$—	$512,202	$(61,278)	$—	$450,924
Mellon	currency
exchange
contracts
Société	Reverse	156,009,997	—	156,009,997	(156,009,997)	—	—
Générale	repurchase
agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $111,120,373.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser receives an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the period ended April 30, 2021, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended April 30, 2021, the average daily balance for which reverse repurchase agreements were outstanding amounted to $156,000,000, with a related weighted average interest rate of 2.55%. As of April 30, 2021, there were $156,009,997 in reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	1.54%-3.83%	12/15/22-12/15/25	$ 124,008,951
Société Générale	1.18% (3 Month USD LIBOR + 1.00%)*	05/14/21	32,001,046
			$ 156,009,997
* Variable rate security. Rate indicated is the rate effective at April 30, 2021.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2021, aggregated by asset class of the related collateral pledged by the Fund:

	Up to	31 – 90	Greater than
	30 days	days	90 days	Total
Convertible Bonds	$ 32,001,046	$—	$ 86,146,408	$ 118,147,454
Convertible Preferred Stocks	—	—	19,718,402	19,718,402
Corporate Bonds	—	—	18,144,141	18,144,141
Total Reverse
Repurchase Agreements	$ 32,001,046	$—	$ 124,008,951	$ 156,009,997
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ 32,001,046	$—	$ 124,008,951	$ 156,009,997

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

Under the terms of the amended credit agreement, the Fund's credit facility was as follows through December 15, 2020:

3.48% fixed rate 3-year maturity	$ 37,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If the difference is greater than $13,000,000 the undrawn commitment fee is reduced to 0.25%. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

On December 15, 2020, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund's credit facility is as follows:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+1.00% floating rate	29,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $62,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees, if incurred, are recorded as Borrowings breakage fees on the Statement of Operations.

As of April 30, 2021, there was $168,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the period ended April 30, 2021, was $168,000,000, with a related weighted average interest rate of 3.21%. The

54 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

maximum amount outstanding during the period was $168,000,000. As of April 30, 2021, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $591,127,815.

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$904,519,562	$131,473,903	$(7,166,220)	$124,307,683

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

As of October 31, 2020 (the most recent fiscal year end for federal income tax purposes), tax components of distributable earnings (loss) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain	Net Unrealized
(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$(29,870,566)	$45,775,425

The components of distributable earnings’ differences between book basis and tax basis are attributable to the tax deferral of losses on wash sales, straddle loss deferrals, and additional income adjustments on certain convertible bonds.

At October 31, 2020 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

		Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$(24,565,044)	$(5,305,522)	$(29,870,566)*

*	In accordance with Sections 382-384 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.

For the year ended October 31, 2020 (the most recent fiscal year end for federal income tax purposes), the capital loss carryforward amount utilized was $3,715,584.

For the year ended October 31, 2020 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, was $11,875,142 of ordinary income and $36,681,130 of return of capital.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 10 – Securities Transactions

For the period ended April 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$625,950,016	$625,471,933

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2021

Note 11 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the period ended April 30, 2021, or the year ended October 31, 2020. As of April 30, 2021, Advent owned 153,048 shares of the Fund.

Note 12 – Subsequent Events

On May 3, 2021, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on May 28, 2021 to shareholders of record on May 14, 2021.

On June 1, 2021, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on June 30, 2021 to shareholders of record on June 15, 2021.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 57

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS	April 30, 2021

Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States following the presidential election), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the

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INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

  If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
  During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

  During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities,

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INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at

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times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU (“Brexit”) is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Trust.

In addition to the effects on the Trust’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Trust’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and

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regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Trust’s business, results of operations and financial condition.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

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Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments,

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limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

In late October 2020, the SEC promulgated Rule 18f-4 under the 1940 Act, which is related to the use of derivatives and certain other transactions by registered investment companies and that, in part, rescinds the SEC’s asset segregation and coverage rules and guidance. To comply with Rule 18f-4, funds will need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined in the SEC’s rulemaking release. Rule 18f-4 will also permit funds to elect to treat reverse repurchase agreements and similar financing transactions as derivatives transactions under the rule, applying a consistent set of requirements to such transactions. The compliance date for Rule 18f-4 is expected to be during the third quarter of 2022.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options

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premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes

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significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the

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repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

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Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

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Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

On January 20, 2021, Mr. Joseph R. Biden was inaugurated as President of the United States. As a candidate, President Biden called for significant policy changes and the reversal of several of the prior presidential administration’s policies, including significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline and change immigration enforcement priorities. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

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Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.

The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

In March 2020, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages. Additionally, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. The Federal Reserve may in the future implement increases to the Federal Funds Rate, which could adversely impact the Fund. See “Interest Rate Risk.”

72 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

In December 2020, the U.S. Food and Drug Administration (“FDA”) authorized vaccines produced by Pfizer-BioNTech and Moderna for emergency use, and in February 2021, the FDA authorized vaccines produced by Johnson & Johnson for emergency use. Vaccines are generally available nationwide, but it remains unclear how quickly the vaccines will be distributed globally or when “herd immunity” will be achieved.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Although many states have begun to lift restrictions that were imposed to slow the spread of the virus, it is unclear when all restrictions will be lifted entirely. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the ICE Benchmark Administration (“IBA”) announced that it will cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there may be uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or the replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians,

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 73

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	April 30, 2021

distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, dated as of February 19, 2003, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

74 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	April 30, 2021

Federal Income Tax Information

In January 2022, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2021.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 75

OTHER INFORMATION (Unaudited) continued	April 30, 2021

Trustees

The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
Barnes++	Chairman of				(2013-present).
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of companies, LLC (2003-present).	1	Current: Dartmouth College (2019-
(1960)					present); Sontiq, Inc. (2016-present);
			Former: Managing Director and Co-Head of the Merchant Banking Group at		Harlem Lacrosse & Leadership, Inc.
			BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		(2014-present).
U.S. Corporate Banking at BNY Mellon (1995-1998).
Former: Antenna International, Inc.
(2010-2020); Little Sprouts, LLC
(2015-2018); Bendon Inc. (2012-2016);
Bonded Services, Ltd. (2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Executive Vice President, ABC News (2008-present).	1	Current: Oliver Scholars (2011-present).
(1966)	Chairman of
	the Nominating		Former: Senior Vice President, Business Affairs and News Planning at ABC News		Former: Young Scholar’s Institute
	and Governance		(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);		(2005-October 2020).
	Committee		Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in
Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

76 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Ronald A.	Trustee	Since 2003	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (2)(2018-present);
Nyberg++					Edward-Elmhurst Healthcare System
(1953)			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Former: Western Asset Inflation-Linked
Opportunities & Income Fund
(2004-2020); Western Asset Inflation-
Linked Income Fund (2003-2020).
Managed Duration Investment Grade
Municipal Fund (2003-2016).
Gerald L.	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management.	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief		(2012-present).
Executive (1998-1999) and a Managing Partner and Chief Investment Officer –
Equities of Munder Capital Management, LLC (1995-1999); Vice President and
Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995);
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Partner, Dominus Capital (2003-present).	1	Current: Investment Advisory Board,
(1960)					Autism Impact Fund (2020-present);
			Former: Managing Partner, CSW Private Equity (2003-2021); Principal, First		Sprint Industrial Holdings
			Atlantic Capital Ltd. (2001-2004); Managing Director, Investment Banking Merrill		(2017-present).
Lynch & Co. (1992-2001); Founding Partner, The Carpediem Group (1990-1992)
			Dillion Read and Co. (1988-1990).		Former: Country Pure Foods (2001-
2006); Berkshire Blanket Inc.
(2006-2016); Sqwincher Corporation
(2006-2015); H2O Plus Holdings (2008-
2011); The Mead School (2012-2016);
The Wharton School (2000-2004).

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 77

OTHER INFORMATION (Unaudited) continued	April 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Nancy E. Stuebe+	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers	1	None.
(1964)			Group, Inc. (2016-present).

Former: Senior Equity Analyst & Portfolio Manager, Gabelli Asset
Management (2015-2016); Senior Research Analyst & Portfolio Manager,
AIS Capital Management, LLC (2008-2015); Senior Equity Analyst & Portfolio
Manager, Gabelli Asset Management (2005-2008).

Interested Trustee:
Tracy V.	Trustee,	Since 2003	Current: President and Founder, Advent Capital	1	None.
Maitland+ø	Chairman,		Management, LLC (2001-present).
(1960)	President and
	Chief Executive
	Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2022 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2023 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

78 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2021

Officers

The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Director and Co-Portfolio Manager, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 79

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2021

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

80 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 81

FUND INFORMATION April 30, 2021

Board of Trustees
Investment Adviser
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black

Tracy V. Maitland,*	Servicing Agent
Chairman	Guggenheim Funds Distributors, LLC
Chicago, IL
Derek Medina

Ronald A. Nyberg	Accounting Agent and Custodian
The Bank of New York Mellon
Gerald L. Seizert	New York, NY

Michael A. Smart

Nancy E. Stuebe	Administrator
MUFG Investor Services (US), LLC
* Trustee is an “interested person” of the Fund	Rockville, MD
as defined in the Investment Company Act of
1940, as amended.
Transfer Agent
Officers	Computershare Trust Company, N.A.
Jersey City, NJ
Tracy V. Maitland
President and Chief Executive Officer	Legal Counsel
Skadden, Arps, Slate, Meagher
Robert White	& Flom LLP
Treasurer and Chief Financial Officer	New York, NY

Edward C. Delk	Independent Registered Public
Secretary and Chief Compliance Officer	Accounting Firm
PricewaterhouseCoopers LLP
Tony Huang	New York, NY
Vice President and Assistant Secretary

82 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2021

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase its common shares in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 83

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-SAR-0421

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Convertible and Income Fund

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date:  July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date:  July 6, 2021

By:      /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date:  July 6, 2021